Exhibit 32

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Covanta Energy Corporation does hereby certify, to his knowledge, that:

         The Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 7, 2003
                                         /s/ Scott G. Mackin
                                         -------------------------------------
                                         Scott G. Mackin
                                         President and Chief Executive Officer


Dated: August 7, 2003
                                         /s/ Scott G. Mackin
                                         -------------------------------------
                                         Scott G. Mackin
                                         Principal Financial Officer